SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 18, 2004

Westport Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-14256 (Commission File Number)	13-3869719 (IRS Employer Identification No.)

1670 Broadway Street
Suite 2800
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)

(303) 573-5404
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

     On February 18, 2004, Westport Resources Corporation, a Nevada corporation, issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPORT RESOURCES CORPORATION

Date: February 18, 2004	By:	/s/ Lon McCain

	Name: Title:	Lon McCain Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press release dated February 18, 2004 entitled “Westport Reports Financial Results and Record Production in 2003.”

*Filed herewith.